UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: June 8, 2009
(Date of earliest event reported)
BigBand Networks, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of incorporation)	Commission File No.: 001-33355	04-3444278 (I.R.S. Employer Identification No.)
475 Broadway Street
Redwood City, California 94063
(Address of Principal Executive Offices, including zip code)
(650) 995-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Resignation of Director.
     By letters dated June 7, 2009, Gal Israely and Bruce I. Sachs notified BigBand Networks, Inc. (the “Company”) of their resignations from the Board of Directors effective June 8, 2009. Mr. Israely served as a member of the Board of Directors for over ten years, since the Company’s inception, and Mr. Sachs served as a director for four years. Both directors resigned for personal reasons, and not as the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated June 8, 2009 of BigBand Networks, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.
Date: June 8, 2009	By:	/s/ Robert E. Horton
Robert E. Horton
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 8, 2009 of BigBand Networks, Inc.